UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IMH Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

July 10, 2015

Dear IMH Financial Corporation Stockholder:

As you know, IMH Financial Corporation will hold its 2015 Annual Meeting of Stockholders on July 21, 2015. Proxy material describing the agenda and instructing you how to vote your shares was mailed to you on or around June 10th. As of today, our records indicate that you have not yet voted your shares. With the Annual Meeting only a short time away, it is important that you sign and return your proxy today to make sure that your shares will be voted at the meeting in accordance with your desires.

At our Annual Meeting, stockholders will act upon the following proposals:

•	election of directors

•	ratification of the appointment of our independent registered public accounting firm

•	an advisory (non-binding) vote on the Company’s compensation program for its executive officers

•	an advisory (non-binding) vote on the frequency of holding the executive officer compensation advisory vote,

•	approval of the First Amended and Restated 2010 IMH Financial Corporation Employee Stock Incentive Plan, and

•	approval of the 2014 IMH Financial Corporation Non-Employee Director Compensation Plan.

Your vote is important, so please sign, date and mail the enclosed proxy card in the enclosed self-addressed envelope TODAY to ensure your shares will be counted. If you prefer to vote via the Internet or phone, please follow the simple instructions printed on the Important Notice Regarding the Availability of Proxy Materials enclosed in this package. Your 12 digit control number appears in the gray box on the enclosed proxy card.

If you sign and return the enclosed proxy card without indicating a different choice, your shares will be voted in accordance with the Board’s recommendations.

Thank you for your investment in IMH Financial Corporation and for voting your shares.

Sincerely,

Lawrence D. Bain

Chairman and Chief Executive Officer

IMH Financial Corporation has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Stockholders to be held on July 21, 2015. Stockholders are urged to read the definitive proxy statement and any other relevant materials filed by IMH Financial Corporation with the SEC because they contain, or will contain, important information about IMH Financial Corporation and the Annual Meeting. The definitive proxy statement and other relevant materials, and any other documents filed by IMH Financial Corporation with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, stockholders may obtain free copies of these documents by contacting IMH Financial Corporation, Shareholder Relations Services, 7001 N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253. Stockholders are urged to read the definitive proxy statement and the other relevant materials before making any voting decision with respect to matters to be acted on at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be held on July 21, 2015

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for our upcoming 2015 annual meeting of stockholders are available on the internet. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/IMHF. To submit your proxy while visiting this site, you will need the 12 digit control number in the shaded gray box on the enclosed proxy card.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before July 1, 2015.

For a Convenient Way to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/IMHF

Proxy Materials Available to View or Receive:

1. Proxy Statement, including a Proxy Card and Notice of Annual Meeting   2. Annual Report on Form 10-K

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/IMHF	TELEPHONE (866) 648-8133	*E-MAIL paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box on the enclosed proxy card.	*

If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located on the enclosed proxy card) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

IMH Financial Corporation Notice of Annual Meeting of Stockholders

Date:	Tuesday, July 21, 2015
Time:	9:00 A.M. (Arizona Time)
Place:	The Hilton Scottsdale Resort, 6333 N. Scottsdale Road, Scottsdale, AZ

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES, “FOR” PROPOSALS 2, 3, 5 and 6 AND “EVERY THREE YEARS” FOR PROPOSAL 4.

1.	Election of Directors:

Lawrence D. Bain Leigh Feuerstein Dr. Andrew Fishleder Michael Racy

2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending
December 31, 2015.

3.	To approve, in an advisory (non-binding) vote, the Company’s compensation program for its named executive officers.

4.	To approve, in an advisory (non-binding) vote, the Board’s recommendation to conduct an advisory vote on the Company’s compensation program for its named executive officers every three years.

5.	To approve the First Amended and Restated 2010 IMH Financial Corporation Employee Stock Incentive Plan.

6.	To approve the Company’s 2014 Non-Employee Director Compensation Plan.

ANNUAL MEETING OF STOCKHOLDERS OF

IMH FINANCIAL CORPORATION

Date:	July 21, 2015
Time:	9:00 A.M. Arizona Time
Place:	6333 N. Scottsdale Road, Scottsdale, Arizona

Please make your marks like this:  ☒ Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES, “FOR” PROPOSALS 2, 3, 5 AND 6, AND “THREE YEARS” FOR PROPOSAL 4.

1: Election of Directors	Board of Directors Recommend ê
01 Lawrence D. Bain	For
02 Leigh Feuerstein	For
03 Dr. Andrew Fishleder	For
04 Michael Racy	For

Vote For All	Withhold Authority	*Vote For All
Nominees	For All Nominees	Except
☐	☐	☐

*INSTRUCTIONS: To withhold authority for any individual nominee(s), mark the exception box and write the number(s) in the space provided to the right.

	For	Against	Abstain
2: Ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015.	☐	☐	☐		For
	For	Against	Abstain
3: Advisory vote to approve executive compensation	☐	☐	☐		For
	1 year	2 years	3 years	Abstain	For Three Years
4: Advisory vote on the frequency of stockholder vote on executive compensation	☐	☐	☐	☐

	For	Against	Abstain

5: Approval of the First Amended and Restated 2010 IMH Financial Corporation Employee Stock Incentive Plan	☐	☐	☐		For
	For	Against	Abstain
6: Approval of the 2014 IMH Financial Corporation Non-Employee Director Compensation Plan	☐	☐	☐		For

Authorized Signatures - This section must be

completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears hereon or if the stockholder is other than a natural person by a duly authorized representative of such stockholder. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Annual Meeting of Stockholders of IMH Financial Corporation

to be held on Tuesday, July 21, 2015

This proxy is being solicited on behalf of the Board of Directors

INTERNET	VOTE BY:	TELEPHONE

Go To		866-221-8435
www.proxypush.com/IMHF		• Use any touch-tone telephone.
• Cast your vote online.	OR	• Have your Proxy Card/Voting Instruction Form ready.
• View proxy materials.
• Follow the simple recorded instructions.

MAIL

OR	• Mark, sign and date your Proxy Card.
• Detach your Proxy Card.
• Return your Proxy Card in the postage-paid envelope provided.

All votes must be received by the proxy tabulator by no later than 5:00 P.M.,

Eastern Time, July 20, 2015.

PROXY TABULATOR FOR

IMH FINANCIAL CORPORATION
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Proxy — IMH Financial Corporation

Annual Meeting of Stockholders

July 21, 2015, 9:00 A.M. Arizona Time

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Lawrence D. Bain and Jonathan Brohard as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Voting Common Stock of IMH Financial Corporation held of record by the undersigned on June 1, 2015, at the Annual Meeting of Stockholders to be held at 9:00 a.m. at the Hilton Scottsdale Resort, 6333 N. Scottsdale Road, Scottsdale, Arizona, on July 21, 2015, or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations. The Named Proxies cannot vote your shares unless you sign and return this card. If you vote by Internet or telephone, you do NOT need to mail back your proxy card.

To attend the meeting and vote your shares in person, please mark this box.	☐